Exhibit 99.1

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

---------------------------------------------------------------------------------X	Index No. ______/2023

THE CITY OF NEW YORK,

Plaintiff,	VOLUNTARY STIPULATION OF SETTLEMENT TO BE SO ORDERED FOR ALL DEFENDANTS

-against-

CORPHOUSING GROUP, INC. f/k/a CORPHOUSING LLC, and SOBENY PARTNERS, INC. f/k/a SOBENY PARTNERS LLC,

Defendants.
---------------------------------------------------------------------------------X

WHEREAS, Plaintiff THE CITY OF NEW YORK (“City”) alleges that between March 10, 2019 and March 11, 2022, Defendants CORPHOUSING GROUP, INC., formerly known as CORPHOUSING LLC, and SOBENY PARTNERS, INC. formerly known as SOBENY PARTNERS LLC advertised, conducted, maintained, operated and/or permitted illegal transient occupancies within 67 residential units across 29 buildings (the “Subject Buildings”), all multiple dwellings with Class A apartments that can only legally be advertised and used as permanent residences, for 30 consecutive days or more; and

WHEREAS, the Verified Complaint refers to the conduct of CORPHOUSING GROUP, INC, formerly known as CORPHOUSING LLC, and SOBENY PARTNERS, INC., formerly known as SOBENY PARTNERS LLC (hereafter collectively as “Defendants”), and also covers all successors and parents of Defendants; and

WHEREAS, in December 2021, Defendants initiated contact with the City about its past conduct before OSE contacted Defendants, and ceased violations early and voluntarily; and

WHEREAS, the City, through its Mayor’s Office of Special Enforcement (“OSE”), obtained data from www.Booking.com (“Booking.com”) and www.Expedia.com (“Expedia”) pursuant to New York City’s booking service data reporting law, New York City Administrative Code (“Admin. Code”) § 26-2101, et seq., and data from subpoenas to Booking.com and a document request to Defendants, demonstrating that from March 10, 2019 through March 11, 2022, Defendants offered more than 4,300 illegal short-term stays, which generated roughly $3.9 million in revenue; and

WHEREAS, in connection with this Voluntary Stipulation of Settlement the City commenced this consumer deception action relating to Defendants’ illegal advertisement and occupancy of the Subject Buildings, all Class A multiple dwellings that only permit permanent residence by the same natural person or family for 30 consecutive days or more, pursuant to MDL § 4(8)(a) and New York City Housing Maintenance Code (“HMC”) § 27-2004(8)(a); and

WHEREAS, the City’s Verified Complaint filed November ___, 2023 (NYSCEF Doc. No. 1), alleges Defendants advertised, conducted, maintained, or permitted persistent public nuisance and consumer deception to occur at the Subject Buildings during the relevant time period, resulting in violations of the Admin. Code, including the New York City Consumer Protection Law (“CPL”); and

WHEREAS, Defendants acknowledge the City’s concerns about Defendants’ responsibilities and duties to prevent illegal short-term rentals from occurring in the Subject Buildings and within the City of New York; and

WHEREAS, in order to avoid further delay and expense of litigation, without admitting any wrongdoing, the City and the Defendants (collectively, the “Parties”), by their respective counsels, mutually agree to this Stipulation of Settlement prohibiting Defendants from renting or advertising residential dwelling units for less than 30 days, without the need for trial or adjudication of any issue of law or fact; and

THEREFORE, it is hereby STIPULATED, ORDERED, ADJUDGED, and DECREED as follows:

I. JURISDICTION

1. This Court has jurisdiction of this action and of each of the Parties and shall retain exclusive jurisdiction to interpret any dispute arising under this Stipulation of Settlement, and to enforce it in accordance with its terms.

II. APPEARANCE BY DEFENDANTS

2. Defendants appear by their attorney, Robert J. Anello, Esq., of Morvillo, Abramowitz, Grand, Iason & Anello, P.C., New York, NY, who represents that he is fully authorized to enter into this Stipulation of Settlement on behalf of Defendants.

III. DEFINITIONS

3. For purposes of this Stipulation of Settlement, the following terms shall have the following meanings:

a. “Advertisement” shall mean all labels, promotional materials, statements, visual descriptions, or other representations of any kind disseminated in print, orally or electronically by or on behalf of the defendants to consumers, including, but not limited to, mailings, postcards, signs, banners, billboards, newspaper print advertisements, telephone solicitations, television advertisements, radio advertisements, and internet advertisements, whether targeting United States or foreign markets.

b. “Advertise” and “advertising” shall mean the publication or placement of an Advertisement.

c. “Applicable Law” shall include, but not be limited to the Multiple Dwelling Law, the Building Code, the Fire Code, the Housing Maintenance Code, the Consumer Protection Law (“CPL”), the Nuisance Abatement Law, the New York City Zoning Resolution, and all other applicable laws and regulations of the State and the City of New York, as the same may be amended, revoked, or changed from time to time, with respect to the advertisement, operation, and maintenance of permanent residential dwelling units in New York City.

d. “Effective Date” shall mean the date this Stipulation of Settlement is “So Ordered” by the Court.

e. “Subject Buildings” shall mean 104 8th Avenue, 106 8th Avenue, 112 8th Avenue, 143 Christopher Street, 207 Madison Street, 226 West 97th Street, 230 East 44th Street, 25 East 67th Street, 250 West 19th Street, 267 West 15th Street, 308 West 49th Street, 309 West 29th Street, 31 East 31st Street, 313 West 29th Street, 318 West 49th Street, 320 West 49th Street, 324 West 49th Street, 326 West 49th Street, 328 West 49th Street, 330 West 49th Street, 334 West 49th Street, 336 West 49th Street, 338 West 49th Street, 340 West 49th Street, 416 East 23rd Street, 451 East 83rd Street, 500 Second Avenue, 90 Atlantic Avenue, and 4 West 108th Street.

IV. BINDING EFFECT OF THIS STIPULATION OF SETTLEMENT

4. This Stipulation of Settlement shall be binding on Defendants and their successors, heirs, assigns, principals, agents, property managers, employees, and/or authorized representatives.

V. INJUNCTIVE RELIEF

5. Defendants and their principals, agents, property managers, employees, and/or authorized representatives shall comply fully with the CPL and its implementing Rules.

6. Defendants and their principals, agents, property managers, employees, and/or authorized representatives are permanently and perpetually enjoined from using, occupying, advertising, booking, making reservations for, renting, permitting, conducting, maintaining, and/or otherwise operating, a residential dwelling unit or units, or establishment, located anywhere in the City of New York for transient residential rentals or residential occupancies of less than 30 consecutive days unless such rentals are allowed by existing Applicable Law, heretofore or hereafter enacted, and by the certificate of occupancy for the building, an I-card, or a letter of no objection in which the dwelling unit is located.

7. Defendants and their principals, agents, property managers, employees, and/or authorized representatives shall not publish Advertisements for transient residential rentals or residential occupancies that display or quote rental rates for periods of less than 30 consecutive days, or which suggest or imply that such rates are available, unless permitted by Applicable Law.

8. Defendants and their principals, agents, property managers, employees, and/or authorized representatives shall not make any representations to consumers, oral or otherwise, which are inconsistent with the restrictions in this Stipulation of Settlement.

VI. SETTLEMENT PAYMENT

9. Upon execution of this Stipulation of Settlement, Defendants hereby agree to pay the City the amount of ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000) (“Settlement Amount”), as consideration for settlement of all the City’s claims against them as alleged in the Verified Complaint, as follows:

a.	Payment of $225,000 within fourteen (14) days of the Effective Date;

b.	Payment of $162,500 on or before May 15, 2024;

c.	Payment of $162,500 on or before November 15, 2024;

d.	Payment of $162,500 on or before May 15, 2025;

e.	Payment of $162,500 on or before November 15, 2025;

f.	Payment of $162,500 on or before May 15, 2026;

g.	Payment of $162,500 on or before November 15, 2026;

h.	The Settlement Amount shall be paid in the form of a bank check, money order, or drawn upon an attorney escrow account, made payable to THE CITY OF NEW YORK and forwarded by mail or other traceable form of delivery to the CITY, c/o the Mayor’s Office of Special Enforcement, 22 Reade Street, 4th Floor, New York, NY 10007, Attn: Aron M. Zimmerman.

10. There shall be no penalty for pre-payment, and the City hereby waives any interest or fees related to the payment of such installments as long as they continue to be paid as described in Paragraph 9.

11. In the event Defendants fail to make any of the payments set forth in Paragraph 9 herein, the City will serve a notice to cure. Notice to cure is sufficient if sent by email to Defendants, and a copy by email to their attorney. If Defendants do not cure a default within ten (10) days after written notice to cure, then they shall be in default under this Stipulation of Settlement.

12. The Parties agree that a failure to comply with this Stipulation of Settlement after notice and an opportunity to cure may be enforced by the filing of an entry of a monetary judgment to the Clerk of the Court without further prior written notice to Defendants of the City’s intention to file and enter such monetary judgment pursuant to CPLR 3215(i)(1) as applicable, and after such time to cure such default has expired, or by motion on notice if necessary. The monetary judgment shall be calculated as follows:

a.	The Settlement Amount, to the extent such amount is due and owing and has not been paid to the City in accordance with Paragraph 9; and

b.	Interest from the Effective Date to the date of entry of judgment on all above sums that are due under this Stipulation of Settlement calculated at 9% per annum, or prevailing statutory rate of interest if other than 9% per annum.

13. The Settlement Amount does not include any fines or penalties which have been or which may subsequently be assessed and imposed by the New York City Office of Administrative Trials and Hearings, Department of Buildings, or any other City governmental agency, against Defendants or against the Subject Buildings. The Settlement Amount does include the City’s claim for reimbursement of the cost to the City of investigation, and bringing and maintaining this action, as set forth within the City’s Verified Complaint.

14. It is understood and agreed by and between the Parties that the Settlement Amount constitutes a penalty under the CPL, and therefore, in accordance with 11 U.S.C. 523(a)(7), is not subject to discharge in bankruptcy.

VII. RELEASE

15. In consideration of the injunctive relief and Settlement Amount provided for in this Stipulation of Settlement, the City agrees to release Defendants and their parents, subsidiaries, other affiliates, and all of their officers, directors, agents, employees, insurers and assigns from any and all civil or administrative claims, fines, penalties, reimbursements, or attorney’s fees, whether arising under statute, the common law, or otherwise that arise directly or indirectly from the allegations in the Verified Complaint and with respect to any and all matters addressed in this Stipulation of Settlement that occurred or may have accrued up to the Effective Date, upon payment in full of the Settlement Amount as set forth at Paragraph 9 above.

16. In consideration of the obligations upon the City provided for in this Stipulation of Settlement, Defendants agree to release the City from any and all civil or administrative claims that arise out of or in connection with the violations alleged in the Verified Complaint for conduct occurring prior to the Effective Date and with respect to any and all matters addressed in this Stipulation of Settlement that occurred or may have accrued up to the Effective Date.

17. The Parties herein agree that these releases are mutual General Releases and the Parties specifically do not waive or release any claim that may arise for breach of this Stipulation of Settlement.

18. The execution of this Stipulation of Settlement shall in no way impair or limit the City from enforcing any Applicable Law, or any other provisions of the law with respect to any future nuisance or violation.

VIII. MISCELLANEOUS PROVISIONS

19. The Parties agree to cooperate fully and execute any and all supplementary documents and to take all additional actions which may be necessary or appropriate to give full force and effect to the terms and intent of this Stipulation of Settlement.

20. All notices or reports to be delivered to the City pursuant to the terms of this Stipulation of Settlement shall be sent or delivered to the Mayor’s Office of Special Enforcement, 22 Reade Street, 4th Floor, New York, New York 10007, attn.: Aron M. Zimmerman, Esq. (email: azimmerman@ose.nyc.gov), or to the attention of such other individual as OSE shall later designate. All such notices may be sent by electronic mail, or by regular or certified mail.

21. All notices to be delivered to Defendants pursuant to the terms of the Stipulation of Settlement shall be delivered to Defendants at their emails below, with a copy to Defendants’ counsel: Robert J. Anello, Esq. (email: ranello@maglaw.com), Morvillo, Abramowitz, Grand, Iason & Anello, P.C., 565 Fifth Avenue, New York, New York 10017, or to the attention of such other individual as Defendants’ counsel shall later designate. All such notices shall be sent by electronic mail or by regular or certified mail.

22. The Parties may execute this Stipulation of Settlement in counterparts, and the execution of counterparts shall have the same effect as if the parties had signed the same instrument.

23. This Stipulation of Settlement contains the entire, complete, and fully integrated statement of each and every term and provision agreed to by the Parties, shall supersede all other prior agreements between the Parties regarding the matters set forth herein, and is not subject to any condition not provided for in this Stipulation of Settlement. This Stipulation of Settlement shall not be modified, except in writing signed and executed by all the Parties and adopted by the Court. In entering this Stipulation of Settlement, none of the Parties has made or relied upon any warranty or representation not specifically set forth in this document.

24. The execution of this Stipulation of Settlement by the City shall not be deemed approval by the City of any of Defendants’ business practices and Defendants shall make no representation to the contrary.

25. Defendants have had the opportunity to consult with counsel regarding the terms and execution of this Stipulation of Settlement. Counsels for the Parties have reviewed and revised this Stipulation of Settlement, and any rule of construction, by which any ambiguities are to be resolved against the drafting party, shall not be applied in the interpretation of this Stipulation of Settlement.

26. If a court of competent jurisdiction declares any provision of this Stipulation of Settlement invalid or determines that any of the provisions in this Stipulation of Settlement are unconstitutional, then any such provisions so affected will become void, but the remainder of this Stipulation of Settlement shall remain in place.

27. Nothing herein shall be construed to limit the authority of the City to exercise its enforcement powers except with regard to claims raised in the Verified Complaint prior to the Effective Date.

28. Execution of this Stipulation of Settlement shall not act as a bar to any private right of action against Defendants.

29. The Parties agree that this Stipulation of Settlement and shall be submitted to the Court by the City to be “So Ordered” by a Justice of the Supreme Court of the State of New York.

30. All faxed or electronically scanned signatures on this stipulation shall have the same full force and effect as original signatures.

Dated: New York, New York Dated: New York, New York danm_, 2024 January 4, 2024 Swy 2-- HON. SYLVIA O. HINDS-RADIX, MORVILLO ABRAMOWITZ GRAND CORPORATION COUNSEL, IASON & ANELLO, P.C. CITY E Aron M. Zinunerm Robert J. Anello, Esq. Special Assistant Corporation Counsel Attorneys for Defendants CorpHousing Attorneys for Plaintiff Group, Inc. f/k/a CorpHousing LLC, and City of New York SoBeNY Partners, Inc. f/k/a SoBeNY Mayor's Office of Special Enforcement Partners, LLC 22 Reade Street, 46 Floor 565 Fifth Avenue New York, New York 10007 New York, New York 10017 Phone: (646) 576-3517 Phone: (212) 880-9520 Email: azimmerman(a ose.nve.gov Email: ranelloCalmaglaw.com

Dated: New York, New York January __, 2024 CORPHOUSING GROUP, INC. f/k/a CORPHOUSING LLC By: _______________________________ Jimmie Chatmon, Chief Operating Officer Email: _____________________ STATE OF ) ) ss.: COUNTY OF ) On this day of , 2024, Jimmie Chatmon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, appeared before the undersigned and acknowledged to me that he/she executed the within instrument by his/her signature on the instrument. Sworn to before me this ____ day of ________________, 2024 NOTARY PUBLIC Dated: New York, New York January __, 2024 SOBENY PARTNERS INC. f/k/a SOBENY PARTNERS LLC By: _______________________________ Jimmie Chatmon, Chief Operating Officer Email: _____________________ STATE OF ) ) ss.: COUNTY OF ) On this day of , 2024, Jimmie Chatmon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, appeared before the undersigned and acknowledged to me that he/she executed the within instrument by his/her signature on the instrument. Sworn to before me this ____ day of ________________, 2024 NOTARY PUBLIC SO ORDERED: , J.S.C. November __, 2023 Virginia Virginia Prince William Prince William 3rd January 3rd January 3rd January 3rd January Notarized online using audio-video communication Notarized online using audio-video communication MCE: 01/31/2026 MCE: 01/31/2026